EXHIBIT 10.80
NEWS RELEASE for June 11, 2008

Contact:	Allen & Caron	Tekoil & Gas Corporation
	Michael Mason (investors)	Mark Western, Chairman & CEO
	212-691-8087	281-364-6950
	michaelm@allencaron.com	mwestern@tekoil.com

TEKOIL & GAS CORPORATION FILES FOR CHAPTER 11 PROTECTION

THE WOODLANDS, TX (June 11, 2008) … Tekoil & Gas Corporation (OTCBB: TKGN) announced today that it had filed for protection under Chapter 11. Mark Western, Chairman of the Board and Chief Executive Officer stated that "the chapter 11 filing will allow Tekoil to restructure its debt and move forward on plans to rework and develop assets which should in the long term benefit Tekoil, its creditors and shareholders."

The filing of a Chapter 11 petition triggers the automatic stay, which is a statutory injunction enacted as part of the Bankruptcy Code by Congress to preserve assets of a company filing for bankruptcy. Tekoil's chapter 11 petition halted efforts by an affiliate of Goldman Sachs to foreclose on Tekoil's majority interest in Tekoil Gulf Coast LLC, which owns offshore leases in the Gulf of Mexico. Tekoil is currently operating the producing wells on those leases. Tekoil has been pursuing investment partners over the past two months and believes the filing of the chapter 11 petition, and the breathing spell which Congress intended for companies filing for chapter 11, will ultimately facilitate its efforts to obtain investment capital and allow Tekoil to move forward on its proposed program to rework a number of wells in the Gulf of Mexico. Tekoil is traded on the OTCBB and its symbol is TKGN.

Tekoil is including the following cautionary statement in this release to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Tekoil. Forward-looking statements include statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. From time to time, Tekoil may publish or otherwise make available forward-looking statements of this nature. All such subsequent forward-looking statements, whether written or oral and whether made by or on behalf of Tekoil, are also expressly qualified by these cautionary statements. Certain statements contained herein, and those which are identified by the use of the words "anticipates", "estimates", "expects", "intends", "plans", "predicts", "projects", and similar expressions, are "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995 and accordingly involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The forward-looking statements contained herein are based on various assumptions, many of which are based, in turn, upon further assumptions. Tekoil's expectations, beliefs and projections are expressed in good faith and are believed by Tekoil to have a reasonable basis, including, without limitation, management’s examination of historical operating trends, data contained in Tekoil's records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.

About Tekoil & Gas Corporation

 Houston-based Tekoil & Gas Corporation is a technology-driven company focused on the development, acquisition, stimulation, rehabilitation and asset improvement of small to medium-sized oil and gas fields. The combination of energy fuel reserves and advanced yield technologies are anticipated to generate value for Tekoil and its stakeholders, as the company targets above average growth in the 21st century energy sector. Additional news and information will be made available on the Tekoil website at www.tekoil.com and through further press releases.

Forward Looking Statements

This news release may contain certain forward-looking statements, including declarations regarding Tekoil and its subsidiaries' expectations, intentions, strategies and beliefs regarding the future within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements contained herein are based upon information available to Tekoil management as at the date hereof, and actual results may vary based upon future events, both within and without the control of Tekoil management, including risks and uncertainties that could cause actual results to differ materially including, among other things, the impact that acquisitions may have on the company and its capital structure, exploration results, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditure requirements, competition, governmental regulations and other factors, some of which are set forth in Part I, Item 2, of Tekoil's registration statement on Form 10-SB.